EXHIBIT 23


                 CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Annual
Report on Form 10-K of First Keystone Corporation of our report dated January 13, 2003, included in the 2002 Annual Report to
Stockholders of First Keystone Corporation.








                              /s/ J. H. Williams & Co., LLP
                              J. H. Williams & Co., LLP
                              Certified Public Accountants


March 25, 2003
Kingston, Pennsylvania




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